     As filed with the Securities and Exchange Commission on March 19, 2002
                                  Reg. No. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                            COMPASS BANCSHARES, INC.
             (Exact name of Registrant as Specified in Its Charter)
                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)
                                   63-0593897
                     (I.R.S. Employer Identification Number)

                              15 SOUTH 20TH STREET
                            BIRMINGHAM, ALABAMA 35233
                                 (205) 297-3000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                COMPASS TRUST III
             (Exact name of Registrant as Specified in Its Charter)
                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)
                                TO BE APPLIED FOR
                     (I.R.S. Employer Identification Number)
                          C/O COMPASS BANCSHARES, INC.
                              15 SOUTH 20TH STREET
                            BIRMINGHAM, ALABAMA 35233
                                 (205) 297-3000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)


                                 ---------------
                              JERRY W. POWELL, ESQ.
                            Compass Bancshares, Inc.
                              15 South 20th Street
                            Birmingham, Alabama 35233
                                 (205) 297-3960
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent For Service)
                                 ---------------
                                 with a copy to
                             DANIEL B. GRAVES, ESQ.
                             GREGORY L. DOODY, ESQ.
                               Balch & Bingham LLP
                       1901 Sixth Avenue North, Suite 2600
                            Birmingham, Alabama 35203
                                 (205) 251-8100
                                 ---------------

         Approximate date of commencement of proposed sale to the public: from time to time after the effective date of this registration statement, as determined in light of market and other conditions.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plan, check the following box. [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ X ] File No. 333-84160

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If the delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.
                                                        (continued on next page)

(continued from previous page)

                                              CALCULATION OF REGISTRATION FEE

---------------------------- ----------------------- -------------------------- -------------------------- -----------------------
  Title of Each Class of           Amount To Be          Proposed Maximum           Proposed Maximum               Amount of
    Securities To Be                Registered       Offering Price Per Unit   Aggregate Offering Price       Registration Fee
       Registered                       (1)                     (2)                     (2), (3)                      (4)
---------------------------- ----------------------- -------------------------- -------------------------- -----------------------
Capital Securities of
Compass Trust III
---------------------------- ----------------------- -------------------------- -------------------------- -----------------------
Junior Subordinated Debt
Securities of Compass
Bancshares, Inc.
---------------------------- ----------------------- -------------------------- -------------------------- -----------------------
Guarantees of Compass
Bancshares, Inc. with
respect to Capital
Securities
---------------------------- ----------------------- -------------------------- -------------------------- -----------------------
Total                               $30,000,000                100%                    $30,000,000                  $2,760
---------------------------- ----------------------- -------------------------- -------------------------- -----------------------

         (1) Such amount in United States dollars or the equivalent thereof in foreign currencies as shall result in an aggregate initial public offering price for all securities of $30,000,000.

         (2) The proposed maximum aggregate offering price has been estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the rules and regulations of the Securities Act.

         (3) Exclusive of accrued interest, distributions and dividends, if any.

         (4) The fee of $2,760 was calculated pursuant to Rule 457(o) of the rules and regulations under the Securities Act.


THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462 (b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                EXPLANATORY NOTE

This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This registration statement hereby incorporates by reference the contents of the Compass Bancshares, Inc.'s registration statement on Form S-3, which was declared effective March 12, 2002, (registration statement no. 333-84160 filed with the Securities and Exchange Commission (the "SEC") on March 12, 2002), including the documents incorporated or deemed to be incorporated by reference therein.

The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS.

EXHIBIT

         5(a) Opinion of Balch & Bingham LLP as to legality of the Junior Subordinated Debentures, and the Guarantees to be issued by Compass

         5(b) Opinion of Richards, Layton & Finger PA as to legality of the Capital Securities to be issued by Compass Trust III

         23(a)    Consent of Arthur Andersen LLP

         23(b)    Consent of Balch & Bingham LLP

         23(c)    Consent of Richards, Layton & Finger PA

         24       Power of Attorney

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, COMPASS BANCSHARES, INC. CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BIRMINGHAM, STATE OF ALABAMA, ON THE 18TH DAY OF MARCH, 2002.

                                    Compass Bancshares, Inc.
                                    (registrant)

                                                               *
                                    By: _____________________________________
                                    D. Paul Jones, Jr.
                                    Its Chairman and Chief Executive Officer

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 18TH DAY OF MARCH, 2002.

         SIGNATURE                              TITLE

              *                        Chairman and Chief Executive Officer
----------------------------           (Principal Executive Officer),
D. PAUL JONES, JR.                     and Director

              *                        Chief Financial Officer (Principal
----------------------------           Financial Officer)
GARRETT R. HEGEL

              *                        Chief Accounting Officer and Controller
----------------------------           (Principal Accounting Officer)
TIMOTHY L. JOURNY

              *                        Director
----------------------------
JAMES H. CLICK, JR.

              *                        Director
----------------------------
CHARLES W. DANIEL

              *                        Director
----------------------------
WILLIAM EUGENE DAVENPORT

              *                        Director
----------------------------
TRANUM FITZPATRICK

              *                        Director
----------------------------
CARL J. GESSLER, JR., M.D.

              *                        Director
----------------------------
CHARLES E. MCMAHEN

              *                        Director
----------------------------
JOHN S. STEIN

---------

*Jerry W. Powell hereby signs this registration statement on Form S-3 on March 18, 2002, on behalf of each of the indicated persons for whom he is attorney-in-fact pursuant to a power of attorney filed herein.

/s/ Jerry W. Powell
--------------------------------------
JERRY W. POWELL, ATTORNEY-IN-FACT


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, COMPASS TRUST III CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BIRMINGHAM, AND STATE OF ALABAMA ON THE 18TH DAY OF MARCH, 2002.

                                            Compass Trust III

                                            By: Compass Bancshares, Inc., as
                                            Depositor

                                            By: /s/ Garrett R. Hegel
                                            ---------------------------------